SECURITIES AND EXCHANGE COMMISSION
               Washington, DC  20549




                     FORM 8-K/A
                 (Amendment No. 1)



                   CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15(d) OF THE
         SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported)
                November 12, 2001



                TELCO-TECHNOLOGY, INC.
(Exact name of Registrant as specified in its charter)




Delaware                     0-28887            22-3328734
(State or other jurisdiction (Commission  (I.R.S. Employer
of incorporation or          File number)   Identification
organization)                                      Number)



60 Bowers Lane
Closter, New Jersey                                  07624
(Address of principal                        (Postal Code)
executive offices)


Registrant's telephone number, including area code:
(201) 768-2310

Item 4.   Changes in Registrant's Certifying Accountant.

     Effective as of November 12, 2001, Telco-Technology,
Inc. (the "Company") dismissed Kempisty & Company, Certified
Public Accountants, P.C., as its principal independent accountants and engaged Malone & Bailey, PLLC as its principal independent accountants to audit the financial statements of the Company for the year ended December 31, 2001.

     For either of the past two fiscal years, the report of the former independent accountants, Kempisty & Company, P.C., contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles, except for a "going concern" opinion issued in their report for the years ended December 31, 2000 and December 31, 1999.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     The change in the Company's independent accountants was approved by the Company's Board of Directors. The Company's Board of Directors determined that the Company's auditing needs could be handled by Malone & Bailey, PLLC as efficiently and more economically compared to the former accounting firm.

     During the Company's two most recent fiscal years, and any subsequent period prior to engaging Malone & Bailey, PLLC, neither the Company nor, to the best of the Company's knowledge, anyone acting on the Company's behalf, consulted Malone & Bailey, PLLC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) with the former accountant or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

     The Company has requested Kempisty & Company, P.C. to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated November 20, 2001, is filed as Exhibit 16.1 to this Form 8-K/A.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


        Exhibits:                                  Page


16.1  Letter re change in certifying accountant      4

                        SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           TELCO-TECHNOLOGY, INC.
                           (Registrant)


Dated: November 20, 2001   By:       /s/ Donald R. McKelvey
                           Name:     Donald R. McKelvey
                           Title:    Chairman of the Board and
                                     President

EXHIBIT 16.1




            KEMPISTY & COMPANY
     Certified Public Accountants, P.C.
               15 Maiden Lane
                 Suite 1003
          New York, New York 10038




                              November 20, 2001



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

               Re: Telco-Technology, Inc.


We have read statements that we understand Telco-Technology, Inc. will include under Item 4 of the Form 8-K/A
(Amendment No. 1) report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.

               Very truly yours,


               /s/ Kempisty & Company, CPAs, P.C.
                   Kempisty & Company
                   Certified Public Accountants, P.C.